                                                                   EXHIBIT 10.10


                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of November 7, 1996, by and between Atrium Corporation, a Delaware corporation (hereinafter, together with its successors, referred to as the "Company"), Randall S. Fojtasek (hereinafter referred to as the "Executive") and, for the limited purposes set forth in Section 22 hereof, Fojtasek Companies, Inc., a Texas corporation ("Sub").

                                  RECITALS:

         A. HMTF Acquisition Corp., a Delaware corporation (the "Buyer"), the Company and the Selling Securityholders named therein have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Company will issue and sell to Buyer, and Buyer shall purchase from the Company, certain shares of the Company's common stock, par value $0.01 per share ("Common Stock").

         B. Fojtasek/Heritage Acquisition Company, a Delaware corporation, and the Executive entered into an Employment and Non-Competition Agreement dated as of July 3, 1995 (the "Original Employment Agreement").

         C. Fojtasek/Heritage Acquisition Company has been merged with and into Sub.

         D. The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to employ the Executive on the terms and conditions set forth herein.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the respective agreements and covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.      Definitions.

                 (a) Accrued Obligations means the sum of (i) the Executive's Annual Base Salary (as hereinafter defined) earned or accrued through the Date of Termination (as hereinafter defined) to the extent not theretofore paid, (ii) reimbursement for any and all monies advanced by Executive in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Date of Termination, and (iii) any unpaid accrued vacation pay.

                 (b) Act means the Securities Exchange Act of 1934, as amended.

                 (c) Cause means (i) a breach by the Executive of the Executive's obligations under Section 3 (other than as a result of physical or mental incapacity) which constitutes a continued material nonperformance by the Executive of his obligations and duties thereunder, as determined by the Board in good faith, and which is not cured within 30 days after receipt of written notice from the Company specifying such breach, (ii) commission by the Executive of an act of fraud upon, or willful misconduct toward, the Company, as reasonably determined by a majority of the disinterested members of the Board after a hearing by the Board following ten days' notice to the Executive of such hearing, (iii) the illegal use by the Executive of any drugs, (iv) a material breach by the Executive of Section 7, Section 9 or Section 10, (v) the conviction of the Executive of any felony or any crime involving moral turpitude (or a plea of nolo contendere thereto); and (vi) the failure of the Executive to carry out, or comply with, in any material respect any legal directive of the Board consistent with the terms of this Agreement, which is not cured within 30 days after receipt of written notice from the Company specifying such failure. The Company may suspend the Executive's title and authority pending the hearing provided for in clause (ii) above, and such suspension shall not constitute "Good Reason", as defined below.

                 (d) Disability means the Executive's inability to perform his duties and obligations hereunder for a period of 180 consecutive days due to mental or physical incapacity as determined by a physician selected by the Company or its insurers and reasonably acceptable to the Executive.

                 (e) Good Reason means (i) without the Executive's written consent, any reduction, approved by the Board, in the amount of the Executive's annual salary or any adverse change, approved by the Board, in the manner in which the Executive's opportunity for an annual bonus is determined, (ii) any material reduction, approved by the Board without the Executive's written consent, in the aggregate value of the Executive's benefits under Section 4 hereof (other than annual salary or bonus) as in effect from time to time (unless such reduction is pursuant to a general change in benefits applicable to all similarly situated employees of the Company), (iii) any material breach by the Company of this Agreement (other than a breach caused solely by the Executive), or (iv) any significant reduction, approved by the Board without the Executive's written consent, in the Executive's title, duties or responsibilities. Notwithstanding the above, the occurrence of any of the events described above will not constitute Good Reason unless the Executive gives the Company written notice that such event constitutes Good Reason, and the Company thereafter fails to cure the event within 30 days after receipt of such notice.

                 (f) Initial Investment means the 32,000,000 shares of Common Stock to be held by Buyer immediately following the closing of the transactions contemplated in the Purchase Agreement.

                 (g) Initial Investment Amount means $32,000,000 to be paid by Buyer to the Company in connection with its Initial Investment.

                 (h) Person means any "person", within the meaning of Sections 13(d) and 14(d) of the Act, including a "group" as therein defined.

                 (i) Subsidiary means, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

                 (j) Target IRR means an internal rate of return of at least 8%, as determined in good faith by the Board and calculated in accordance with generally accepted financial practice, on the Initial Investment Amount determined commencing as of the date of closing of the transactions contemplated in the Purchase Agreement.

                 (k) Triggering Event means a date upon which the Target IRR is achieved.

         2. Term of Employment. Subject to the terms and provisions of this Agreement, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, for a period (the "Employment Period") commencing on the date that the transactions contemplated in the Purchase Agreement are consummated (the "Effective Date") and ending on the third anniversary of the Effective Date.

         3.       Position and Duties.

                 (a) During the term of the Executive's employment, the Executive shall serve as President and Chief Executive Officer of the Company and, in so doing, shall report to the Board. Subject to and in accordance with the authority and direction of the Board, the Executive shall have supervision and control over, and responsibility for, such management and operational functions of the Company currently assigned to such position, and shall have such other powers and duties (including holding officer positions with one or more Subsidiaries of the Company) as may from time to time be prescribed by the Board, so long as such powers and duties are reasonable and customary for the President and Chief Executive Officer of an enterprise comparable to the Company.

                 (b) During the term of the Executive's employment, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full business time to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully, effectively and efficiently such responsibilities. During the term of Executive's employment it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees,
(B) deliver lectures or fulfill speaking engagements and (C) manage personal and family investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

         4. Compensation. During the Employment Period, the Executive shall be compensated by the Company or one or more of the Company's Subsidiaries as follows:

                 (a) The Executive shall receive an annual base salary ("Annual Base Salary"), which shall be paid in accordance with the customary payroll practices of the Company, in an amount equal to $350,000. The Board, in its discretion, may at any time increase the amount of the

Annual Base Salary to such greater amount as it may determine appropriate, and the term "Annual Base Salary," as used in this Agreement, shall refer to Annual Base Salary as it may be so increased.

                 (b) In addition to Annual Base Salary, the Executive shall be eligible to receive an annual performance bonus in such amount, if any (which amount shall not exceed $150,000), as shall be determined appropriate by the Board pursuant to the applicable annual performance bonus plan as may be adopted by the Board from time to time.

                 (c) The Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other executives of the Company ("Investment Plans").

                 (d) The Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs ("Welfare Plans") provided by the Company (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other executives of the Company.

                 (e) The Executive shall be entitled to receive (in addition to the benefits described above) such perquisites and fringe benefits appertaining to his position in accordance with any practices as may be established by the Board from time to time.

                 (f) The Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company established by the Board from time to time.

                 (g) The Executive shall be entitled to paid holidays in accordance with the plans, policies, programs and practices of the Company for its executive officers.

                 (h) The Executive shall be entitled to four (4) weeks paid vacation each calendar year. Any vacation shall be taken at the reasonable and mutual convenience of the Company and the Executive. Accrued vacation not taken in any calendar year will not be carried forward or used in any subsequent calendar year.

                 (i) The Executive shall be entitled to receive reimbursement for the documented expenses incurred by him in connection with purchasing, leasing or otherwise procuring the use of an automobile, in an amount not to exceed $1,000 per month, plus reasonable and documented expenses for the use of a car telephone, fuel, oil and maintenance and repairs for such automobile.

                 (j) The Executive shall be entitled to receive reimbursement for reasonable expenses incurred by him in connection with obtaining comprehensive insurance coverage for the automobile described in paragraph 4(i) above, which amount shall be in addition to the $1,000 per month mentioned in paragraph 4(i) above.

                 (k) The Executive shall be entitled to an expense allowance of $1,000 per month, to be used for any purpose that the Executive deems appropriate.

                 (l) On the Effective Date, the Company will grant to the Executive a warrant (the "Executive Warrant") exercisable for 2,195,222 shares of Common Stock. The Executive Warrant will entitle the Executive to purchase from the Company (i) at the A Warrant Exercise Price (hereinafter defined), 1,333,333 shares of Common Stock, and (ii), at the B Warrant Exercise Price (hereinafter defined), 861,889 shares of Common Stock. For purposes of this Agreement, the "A Warrant Price" shall be an amount equal to $0.01 per share and the "B Warrant Price" shall be an amount equal to $1.00 per share. The A Warrant Price and the B Warrant Price shall be subject to adjustments to reflect stock splits, reverse stock splits, stock dividends, combinations and reclassifications; provided, that no such adjustment shall reduce either of such exercise prices to an amount below $0.01 per share of Common Stock. The Executive's right to exercise the A Warrant will be entirely vested on the Effective Date. The Executive's right to exercise the B Warrant will vest with respect to 1/1095 of the shares of Common Stock subject to the B Warrant on each day following the Effective Date, such that all of the shares of Common Stock issuable upon exercise of the B Warrant shall be vested on the third anniversary of the Effective Date; provided that in no event may the B Warrant be exercised prior to the Triggering Event. Subject to the provisions set forth in Section 5 of this Agreement, the Executive Warrant shall be exercisable until 5:00 p.m., Dallas, Texas time, on the tenth anniversary of the Effective Date, at which time it shall expire. The Executive Warrant shall be in the form attached as Exhibit A hereto.

         5.      Termination of Employment.

                 (a) Any termination by the Company for Cause or without Cause, or by the Executive for Good Reason or without Good Reason, shall be communicated by means of a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" means a written notice which specifies the effective date of the termination (which date shall not be more than 15 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstances in enforcing the Executive's or the Company's rights hereunder.

                 (b) "Date of Termination" means (A) if the Executive's employment is terminated by the Company for Cause or without Cause (including because of Disability), or by the Executive for Good Reason or without Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, that if the Executive's employment is terminated by the Company for Cause, such date shall not be deemed to occur prior to the expiration of any applicable notice or cure period contemplated in Section I (c), if any, (B) if the Executive's employment is terminated by reason of death, the date of death of the Executive, and (C) if the Executive's employment is not renewed upon expiration of the Employment Period for any reason, the last day of the Employment Period.

                 (c) If the Executive's employment is terminated by the Company other than for either Cause or Disability or the Executive shall terminate his employment for Good Reason, and the termination of the Executive's employment in any case is not due to his death or retirement, as his exclusive right and remedy in respect of such termination:

                          (i) the Company shall pay to the Executive (A) in a lump sum in cash within ten days after the Date of Termination the Accrued Obligations (other than any severance under any Company severance policy generally applicable to the Company's salaried employees), and any amount arising from Executive's participation in, or benefits under, any Investment Plans ("Accrued Investments"), which amounts shall be payable in accordance with the terms and conditions of such Investment Plans, (B) in regular installments in accordance with the customary payroll practices of the Company, the Executive's then current Annual Base Salary for a period which ends on the later to occur of (1) the last day of the Employment Period, or (2) the date which is 18 months from the Date of Termination, (C) in regular installments in accordance with the customary payroll practices of the Company, the amounts contemplated in paragraphs 4(i) and 4(k), for a period which ends on the later to occur of (1) the last day of the Employment Period, or (2) the date which is 18 months from the Date of Termination, and (D) an annual bonus in an amount equal to $50,000 for each year in the remainder of the Employment Period, to be paid in accordance with the Company's customary payroll practices at the times that the Executive would have been eligible to receive an annual performance bonus had his employment not been terminated.

                          (ii) Notwithstanding the terms or conditions of the Executive Warrant or any stock option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., the Executive Warrant and any other stock options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise any and all such vested rights until the expiration of the Executive Warrant or such other stock option, stock appreciation right or similar agreement, as the case may be, pursuant to its terms.

                          (iii) The Executive shall continue to be covered at the expense of the Company by the same or equivalent medical, dental and life insurance coverages as in effect for the Executive immediately prior to the Date of Termination, until the earlier of (A) the expiration of the Employment Period or (B) the date the Executive has commenced new employment and has thereby become eligible for comparable medical benefits.

                 (d) If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, the Company shall pay to his legal representatives (i) in a lump sum in cash within thirty days after the Date of Termination the Accrued Obligations; (ii) in regular installments in accordance with the Customary Payroll practices of the Company, the Executive's then current Annual Base Salary through the end of the Employment Period; and (iii) the Accrued Investments, which amounts shall be payable in accordance with the terms and conditions of the Investment Plans. Further, notwithstanding the terms or conditions of the Executive Warrant or any other stock option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., the Executive Warrant and any other stock options that would otherwise vest after the Date of Termination) and thereafter his legal representatives shall be permitted to exercise any and all such vested rights until the expiration of the Executive Warrant or such other stock option, stock appreciation right or similar agreement pursuant to its terms. If the Executive's employment is terminated by reason of the Executive's death, then except as provided in this paragraph, the Company shall have no further payment obligations to the Executive or his legal representatives under this Agreement.

                 (e) If the Executive's employment is terminated by reason of the Executive's Disability (or retirement pursuant to the Company's Board-approved retirement plan, "Retirement") during the Employment Period, the Company shall pay to the Executive (i) in regular installments in accordance with the customary payroll practices of the Company, the Executive's then current Annual Base Salary through the end of the Employment Period; (ii) in a lump sum in cash within thirty days of the Date of Termination the Accrued Obligations and (iii) the Accrued Investments, which amounts shall be payable in accordance with the terms and conditions of the Investment Plans. Further, notwithstanding the terms or conditions of the Executive Warrant or any other stock option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., the Executive Warrant and any other stock options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise any and all such vested rights until the expiration of the Executive Warrant or such other stock option, stock appreciation right or similar agreement pursuant to its terms.

                 (f) If the Executive's employment shall be terminated by the Company for Cause or by the Executive without Good Reason (other than because of death, Disability or Retirement) during the Employment Period, the Company shall have no further payment obligations to the Executive other than for payment of Accrued Obligations and Accrued Investments to the Date of Termination. Further, notwithstanding the terms or conditions of the Executive Warrant or any other stock option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall cease to vest, as of the Date of Termination, in all rights under such agreements (i.e., the Executive Warrant and any other stock options that would otherwise vest after the Date of Termination) and, to the extent the Executive's vested rights under the Executive Warrant or such other stock option, stock appreciation right or similar agreement have not been exercised prior to the Date of Termination, the Executive shall forfeit his rights to exercise any and all such rights on and as of the Date of Termination; provided, that the Executive shall be permitted to exercise any or all of that portion of the B Warrant which is vested on the Date of Termination until the fifth day following the date that the Board delivers to the Executive a written notice of a determination that a Triggering Event has occurred; provided, further, that if the Board delivers to the Executive a written notice of a determination that a Triggering Event had not occurred as of the Date of Termination, the Executive shall have forfeited, and shall be deemed to have forfeited, his rights to exercise any or all of the B Warrant on and as of the Date of Termination.

         6. Full Settlement Mitigation. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment (except as otherwise provided in Section 5(c)(iii)(B)). Neither the Executive nor the Company shall be liable to the other party for any damages in addition to the amounts payable under Section 5 arising out of the termination of the Executive's employment prior to the end of the Employment Period; provided, however, that the Company shall be entitled to seek damages for any breach of Sections 7, 8, 9 or 10 or criminal misconduct.

         7.      Confidential Information.

                 (a) The Executive acknowledges that the Company and its affiliates have trade, business and financial secrets and other confidential and proprietary information (collectively, the "Confidential Information"). Confidential Information shall not include (i) information that is generally known to other persons or entities who can obtain economic value from its disclosure or use and (ii) information required to be disclosed by the Executive pursuant to a subpoena or court order, or pursuant to a requirement of a governmental agency or law of the United States of America or a state thereof or any governmental or political subdivision thereof; provided, however, that the Executive shall take all reasonable steps to prohibit disclosure pursuant to subsection (ii) above.

                 (b) During and following the Executive's employment by the Company, the Executive shall hold in confidence and not directly or indirectly disclose or use or copy or make lists of any confidential information or proprietary data of the Company, or its Subsidiaries except to the extent authorized in writing by the Board or required by any court or administrative agency, other than to an employee of the Company, or its Subsidiaries or a Person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of duties as an executive of the Company.

                 (c) The Executive further agrees not to use any Confidential Information for the benefit of any person or entity other than the Company.

         8. Surrender of Materials Upon Termination. All records, files, documents and materials, or copies thereof, relating to the Company's and its respective Subsidiaries' business which the Executive shall prepare, or use, or come into contact with, shall be and remain the sole property of the Company or its Subsidiaries, as the case may be, and shall be promptly returned by the Executive to the owner upon termination of the Executive's employment with the Company.

         9. Non-Competition. As used in this Section 9, "Company" shall include the Company and any of its Subsidiaries.

                 (a) The term of Non-Competition (herein so called) shall be for a term beginning on the date hereof and continuing until the later of
(i) the expiration of the Employment Period or (ii) if applicable, the date which is eighteen months after the Date of Termination.

                 (b) During the term of Non-Competition, the Executive will not (other than for the benefit of the Company pursuant to this Agreement) directly or indirectly, individually or as an officer, director, employee, shareholder, equity owner, consultant, contractor, partner, joint venturer, agent, equity owner or in any capacity whatsoever, (i) engage in the business of manufacturing, marketing or distributing aluminum, wood or vinyl windows or doors or in any other business activity that the Company is conducting on the Date of Termination or has notified the Executive that it proposes to conduct in the United States (a "Competing Business"), (ii) hire, attempt to hire, or contact or solicit with respect to hiring any employee of the Company, or (iii) divert or take away any customers or suppliers of the Company. Notwithstanding the foregoing, the Company agrees that the Executive may own less than five percent of the outstanding voting securities of any publicly traded company that is a Competing Business so long as the Executive does not otherwise participate in such Competing Business in any way prohibited by the preceding clause.

                 (c) During the term of Non-Competition, the Executive will not use the Executive's access to, knowledge of, or application of Confidential Information to perform any duty for any Competing Business; it being understood and agreed to that this Section 9(c) shall be in addition to and not be construed as a limitation upon the covenants in Section 9(b) hereof.

                 (d) The Executive acknowledges that the geographic boundaries, scope of prohibited activities, and time duration of the preceding paragraphs are reasonable in nature and are no broader than are necessary to maintain the confidentiality and the goodwill of the Company's proprietary information, plans and services and to protect the other legitimate business interests of the Company.

                 (e)      If any court determines that any portion of this
Section 9 is invalid or unenforceable, the remainder of this Section 9 shall not thereby be affected and shall be given full effect without regard to the invalid provisions. If any court construes any of the provisions of this
Section 9, or any part thereof, to be unreasonable because of the duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision and to enforce such provision as so reduced.

         10. Inventions; Assignment. All rights to discoveries, inventions, improvements and innovations (including all data and records pertaining thereto) related to the Executive's business, whether or not patentable, copyrightable, registrable as a trademark, or reduced to writing, that the Executive may discover, invent or originate during the Employment Period, and for a period of twelve (12) months thereafter, either alone or with others and whether or not during working hours or by the use of the facilities of the Company or any of the Company's Subsidiaries ("Inventions"), shall be the exclusive property of the Company and/or such Subsidiary. The Executive shall promptly disclose all Inventions to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its rights therein, and shall assist the Company, at the Company's expense, in obtaining, defending and enforcing the Company's rights therein. The Executive hereby appoints the Company as his attorney-in-fact to execute on his behalf any assignments or other documents deemed necessary by the Company to protect or perfect its rights to any Inventions.

         11. Successors. The Company may assign its rights under this Agreement to any successor to all or substantially all the assets of the Company, by merger or otherwise, and may assign or encumber this Agreement and its rights hereunder as security for indebtedness of the Company and its Subsidiaries. The rights of Executive under this Agreement may not be assigned or encumbered by the Executive, voluntarily or involuntarily, during his lifetime, and any such purported assignment shall be void. However, all rights of the Executive under this Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. All amounts payable to the Executive hereunder shall be paid, in the event of the Executive's death, to the Executive's estate, heirs and representatives.

         12. Enforcement. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part thereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         13. Amendment. This Agreement may not be amended or modified at any time except by a written instrument approved by the Board and executed by the Company and the Executive.

         14. Withholding. The Company shall be entitled to withhold from amounts to be paid to the Executive hereunder any federal, state, local, or foreign withholding or other taxes or charges which it is from time to time required to withhold. The Company shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

         15. Effect of Agreement on Other Benefits. The existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the executive compensation, employee benefit and other plans or programs in which executives of the Company are eligible to participate.

         16. Governing Law. This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law of Delaware or any other jurisdiction.

         17.     Miscellaneous.

                 (a) The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. Whenever the terms "hereof", "hereby", "herein", or words of similar import are used in this Agreement they shall be construed as referring to this Agreement in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Section" or "paragraph" shall be construed as referring to the indicated section or paragraph of this Agreement unless the context indicates to the contrary. The use of the term "including" herein shall be construed as meaning "including without limitation." This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                 (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:      Randall S. Fojtasek
                          3801 Maplewood Avenue
                          Dallas, Texas 75205

If to the Company:        Atrium Corporation
                          1341 West Mockingbird Lane, Suite 1200W
                          Dallas, Texas 75247
                          Attention: Randall S. Fojtasek
                          Telecopier Number: (214) 634-4231

                          with a copy to:

                          Hicks, Muse, Tate & Furst Incorporated
                          200 Crescent Court, Suite 1600
                          Dallas, Texas 75201
                          Attention: Lawrence D. Stuart, Jr.
                          Managing Director & Principal
                          Telecopier Number: (212) 740-7313

                          with a copy to:

                          Michael D. Wortley
                          Vinson & Elkins L.L.P.
                          3700 Trammell Crow Center
                          2001 Ross Avenue
                          Dallas, Texas 75201-2975
                          Telecopier Number: (214) 220-7716

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

         18. No Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at any time.

         19. Headings. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

         20. Complete Agreement. The provisions of this Agreement constitute the complete understanding and agreement between the parties with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts.

         21. Arbitration. In the event any dispute or controversy arises under this Agreement and is not resolved by mutual written agreement between the Executive and the Company within 30 days after notice of the dispute is first given, then, upon the written request of the Executive or the Company, such dispute or controversy shall be submitted to arbitration to be conducted in accordance with the rules of the American Arbitration Association; provided, that the Company shall be entitled to seek injunctive and/or other equitable relief for a breach of any provision of Section 7, 8, 9 or 10, as to which the Company may seek and obtain relief from a court of competent jurisdiction. Any arbitrator's award or finding or any judgment or verdict thereon will be final, binding and unappealable, except to the extent that judicial review is permitted by law. All parties agree that venue for arbitration will be in Dallas, Texas, and that any arbitration commenced in any other venue will be transferred to Dallas, Texas, upon the written request of any party to this Agreement. All arbitrations will have three individuals acting as arbitrators: one arbitrator will be selected by the Executive, one arbitrator will be selected by the Company, and the two arbitrators so selected will select a third arbitrator. Any arbitrator selected by a party will not be affiliated, associated or related to the party selecting that arbitrator in any matter whatsoever. Unless otherwise provided in the arbitrator's award, each party shall pay for its own costs and attorney's fees, if any.

         22. Effectiveness of Agreement. The Company, Sub and the Executive agree that if the Purchase Agreement is terminated in accordance with its terms, this Agreement shall terminate and the parties hereto shall have no further obligations to any other party hereunder; provided, that the Original Employment Agreement shall remain in full force and effect in accordance with its terms. The Company, Sub and the Executive agree that if the transactions contemplated in the Purchase Agreement are consummated, the Original Employment Agreement shall terminate and the parties thereto shall have no further obligations to the other thereunder. Each provision of this Agreement shall, unless otherwise expressly stated by its own terms, survive termination of the Executive's employment hereunder.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                EXECUTIVE


                                /s/ RANDALL S. FOJTASEK
                                ------------------------------------------------
                                Randall S. Fojtasek



                                ATRIUM CORPORATION


                                By: /s/ LOUIS W. SIMI, JR.
                                    --------------------------------------------
                                    Louis W. Simi, Jr.
                                    Executive Vice President



                                FOJTASEK COMPANIES, INC.,
                                for the limited purposes set forth in Section 22


                                By: /s/ LOUIS W. SIMI, JR.
                                    --------------------------------------------
                                    Louis W. Simi, Jr.
                                    Executive Vice President

                                   EXHIBIT A

                            TO EMPLOYMENT AGREEMENT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF [CLOSING DATE], 1996, BY AND AMONG THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, COPIES OF WHICH ARE ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS WARRANT IS ALSO SUBJECT TO AN EXECUTIVE EMPLOYMENT AGREEMENT DATED AS OF NOVEMBER 7, 1996 BY AND BETWEEN THE COMPANY AND RANDALL S. FOJTASEK, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE REGISTERED HOLDER OF THIS WARRANT.

                                                     Dated: [CLOSING DATE], 1996

                                    WARRANT

                  To Purchase 2,195,222 Shares of Common Stock

                               ATRIUM CORPORATION

                         EXPIRING [CLOSING DATE], 2006.

         THIS IS TO CERTIFY THAT, for value received, Randall S. Fojtasek, or registered assigns as a holder of this Warrant (the "Holder") is entitled to purchase from Atrium Corporation, a Delaware corporation (the "Company"), at any time or from time to time prior to 5:00 p.m., Dallas, Texas time, [CLOSING DATE], 2006 at the place where the Warrant Agency (as hereinafter defined) is located, (i) at the A Exercise Price (as hereinafter defined) 1,333,333 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company (the "A Warrant"), and (ii) at the B Exercise Price (as hereinafter defined) a number of shares of Common Stock equal to the product obtained when 861,889 is multiplied by a fraction, the numerator of which is the number of days prior to [CLOSING DATE], 1999 which have elapsed after (and excluding) the date hereof and the denominator of which is 1095 (the "B Warrant", and, collectively with the A Warrant, the "Warrant"), all subject to adjustment and upon the terms and conditions as hereinafter provided; provided, however, in no event may the B Warrant be exercised by the Holder prior to the occurrence of a Triggering Event (as hereinafter defined). The Holder shall designate at the time of exercise whether the Holder is exercising an A Warrant or a B Warrant and the number of shares of Common Stock to be purchased respectively thereunder.

         Certain terms used in this Warrant are defined in Article V.

                                   ARTICLE I
                              EXERCISE OF WARRANTS

         1.1 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto as Annex A, of such Holder's election to exercise this Warrant, which notice shall specify (i) whether the Holder is exercising an A Warrant and/or a B Warrant, (ii) the number of shares of Common Stock to be purchased under an A Warrant and/or a B Warrant, as applicable, (iii) the denominations of the share certificate or certificates desired, (iv) the name or names in which such certificate or certificates are to the registered, and
(v) with respect to the exercise of a B Warrant, that Holder requests the Board of Directors to determine whether a Triggering Event has occurred, (c) if the Common Stock to be received upon the exercise of this Warrant has not been registered under the Securities Act, a written certification in substantially the form of the Certification attached hereto as Annex B, and (d) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer.

         If the Holder delivers to the Company a written notice of exercise of any vested portion of the B Warrant as contemplated in the first paragraph of this Section 1.1, the Company's Board of Directors (the "Board") shall, within thirty (30) days of the date such notice of exercise is received by the Company, deliver to Holder a written notice stating whether a Triggering Event had occurred as of the date the written exercise notice is received by the Company. If Holder disagrees with such determination, Holder and the Board shall proceed diligently and in good faith to agree on whether a Triggering Event had occurred as of the date the written exercise notice was received by the Company. If such an agreement has not been reached within fifteen (15) days from the date the written notice of determination was delivered by the Board to the Executive, the determination of whether a Triggering Event had occurred as of the date the written exercise notice was received by the Company shall be made by a "Big Six" accounting firm selected by the Company, and reasonably acceptable to Holder, within forty-five (45) days from the date written notice was delivered by the Board to the Executive that no Triggering Event had occurred. If such Big Six accounting firm determines that a Triggering Event had occurred as of the date the exercise notice was received, the fees and expenses of such accounting firm incurred in making such determination shall be paid by the Company. If such Big Six accounting firm determines that a Triggering Event had not occurred as of the date the exercise notice was received, the fees and expenses of such accounting firm shall be paid by Holder. In no event shall the Holder be entitled to deliver a notice of exercise for all or any portion of the B Warrant more than twice in any twelve month period which begins on [CLOSING DATE] of any year prior to 2006.

         With respect to the exercise of the A Warrant, the Company shall, as promptly as practicable and in any event within five Business Days after receipt of such written notice of exercise, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. With respect to the exercise of the B Warrant, the Company shall, as promptly as practicable, and in any event within five Business Days after the final determination that a Triggering Event had occurred as contemplated in the second paragraph of this Section 1.1, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock which may be purchased under the A Warrant and/or the B Warrant, as applicable, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of share certificates and a new Warrant, except that, if share certificates or a new Warrant shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.2 Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes.

         1.3 No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

         1.4 Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "This security has not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction and may not be sold, offered for sale or otherwise transferred unless registered or qualified under said Act and applicable state securities laws or unless the Company receives an opinion of counsel in form and scope reasonably satisfactory to the Company that registration, qualification or other such actions are not required under any such laws. The offering of this security has not been reviewed or approved by any state securities administrator. This security is subject to a Stockholders Agreement, dated as of [CLOSING DATE], 1996, between the Company and the other parties listed therein, copies of which are on file with the Company and will be furnished upon written request and without charge."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

         1.5 Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of this Warrant the total number of shares of Common Stock deliverable upon exercise of this Warrant from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with this Warrant, such shares will be duly and validly issued, fully paid and nonassessable.

                                   ARTICLE II

                       WARRANT AGENCY; TRANSFER, EXCHANGE
                          AND REPLACEMENT OF WARRANTS

         2.1 Warrant Agency. At any time after a public offering of Common Stock registered under the Securities Act, the Company may promptly appoint and thereafter maintain, at its own expense, an agency in New York, New York, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to the Holder. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address as specified on the signature page hereto or such other address as the Company shall specify by notice to the Holder.

         2.2 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         2.3 Transfer of Warrant. Holder may not sell, assign, transfer, pledge or otherwise dispose of ("Transfer") all or any portion of this Warrant, either voluntarily or involuntarily or by operation of law, other than by will or the laws of descent and distribution; provided, that Holder may Transfer all or any portion of the Warrant to Holder's Personal Representative, so long as such Personal Representative agrees to be bound by the provisions hereof.

         2.4 Division of Warrant. This Warrant may be divided upon surrender hereof to the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrants are to be issued, signed by the Holder. Subject to compliance with Section 2.3 as to any Transfer which may be involved in the division, the Company shall execute and deliver new Warrants in exchange for the Warrant or Warrants to be divided in accordance with such notice.

         2.5 Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

         2.6 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and the Common Stock issuable hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

         3.1 Stockholders Agreement. This Warrant and the Common Stock issuable upon exercise of this Warrant are subject to a Stockholders Agreement dated as of [CLOSING DATE], 1996, by and among the Company and the other parties listed therein (the "Stockholders Agreement"). The Company shall keep a copy of the Stockholders Agreement, and any amendments thereto, at the Warrant Agency and shall furnish copies thereof to the Holder upon request.

         3.2 Notice of Fair Market Value. Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to the Holder.

                                   ARTICLE IV

                            ANTIDILUTION PROVISIONS

         4.1 Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

         4.2 Common Stock Reorganization. If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the A Exercise Price and the B Exercise Price shall each be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the applicable Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of the A Warrant and the B Warrant shall each be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         4.3 Capital Reorganization. If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised as permitted herein immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this Section 4.2, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section
4.2 shall similarly apply to successive Capital Reorganizations.

         4.4 Certain Other Events. If any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company (the "Board"), fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.5     Adjustment Rules.

         (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur.

         (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this
Article IV in respect of such action.

         (c) No adjustment in the amount of shares purchasable upon exercise of this Warrant or in either of the Exercise Prices shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

         (d) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

         4.6 Notice of Adjustment. The Company shall give the Holder reasonable notice of the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV. Such notice shall describe such event in reasonable detail and specify the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give reasonable notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE V

                                  DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "A Exercise Price" means for a particular exercise of the A Warrant, a per share price of $0.01, as such per share price may be adjusted from time to time pursuant to Article IV hereof.

         "B Exercise Price" means for a particular exercise of the B Warrant, a per share price of $1.00, as such per share price may be adjusted from time to time pursuant to Article IV hereof.

         "Business Day" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

         "Capital Reorganization" shall have the meaning set forth in Section
4.3.

         "Closing Price" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant.

         "Common Stock Reorganization" shall have the meaning set forth in
Section 4.2.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Price" shall mean the A Exercise Price and/or the B Exercise Price, as applicable.

         "Fair Market Value" means the fair market value of the business or property in question, as determined in good faith by the Board, provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant. The term Holders shall refer to all Holders of Warrants.

         "Initial Investment" means the 32,000,000 shares of Common Stock held by Buyer immediately following the closing of the transactions contemplated in the Purchase Agreement.

         "Initial Investment Amount" means $32,000,000 paid by Buyer to the Company in exchange for its Initial Investment.

         "Market Price", with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of any subdivision, combination or reclassification of Common Stock or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Person" means an individual, corporation, limited liability company, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other legal entity or government, political subdivision, agency or instrumentality of a government.

         "Personal Representative" means, with respect to any individual, any executor, administrator, trustee, guardian or other legal representative of such individual.

         "Purchase Agreement" shall mean that certain Stock Purchase Agreement dated November 1, 1996 by and among HMTF Acquisition Corp., a Delaware corporation ("Buyer"), the Company and the Selling Securityholders named therein.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Stockholders Agreement" shall have the meaning set forth in Section
3.1.

         "Target IRR" means an internal rate of return of at least 8%, as determined in good faith by the Board and calculated in accordance with generally accepted financial practice, on the Initial Investment Amount determined commencing as of the date of this Warrant.

         "Triggering Event" means a date upon which the Target IRR is achieved.

         "Warrant Agency" shall have the meaning set forth in Section 2.1.

         "Warrant" shall have the meaning set forth in the first paragraph of this Warrant. The term "Warrants" shall also refer to the Warrants resulting in any subdivision of this Warrant.

                                   ARTICLE VI
                                 MISCELLANEOUS

         6.1 Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, to the addresses specified on the signature pages hereto or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this paragraph.

         6.2 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders who collectively hold Warrants to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding.

         Any such amendment, modification or waiver effected pursuant to this
Section 6.2 shall be binding upon the Holders, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         6.3 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware.

         6.4 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         6.5 Section Headings. The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         6.6 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                      ATRIUM CORPORATION


Address:                              By:
                                         -------------------------
1341 West Mockingbird Lane            Name:
Suite 1200W                           Title:
Dallas, Texas  75247
Attn:  General Counsel

ACCEPTED AND AGREED TO:




--------------------------------------
Name:            Randall S. Fojtasek
Address:         3801 Maplewood Avenue
                 Dallas, TX  75205

                                    ANNEX A

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)

TO ATRIUM CORPORATION:

         The undersigned hereby irrevocably elects to exercise the attached Warrant, and to purchase thereunder, in exercise of the [ ] A Warrant, _____ shares of Common Stock, and/or in exercise of the [ ] B Warrant, ______ shares of Common Stock in exchange for payment of an Exercise Price in an aggregate amount equal to $____________. With respect to the exercise of the B Warrant, if applicable, the undersigned hereby requests that the Board of Directors determine whether a Triggering Event has occurred.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.



Dated:              19
      -------------,   ---



                                          ------------------------------------
                                          Note: The above signature should
                                                correspond exactly with the
                                                name on the face of the
                                                attached Warrant or with the
                                                name of the assignee appearing
                                                in the assignment form below.

                                    ANNEX B

                                 CERTIFICATION

         The undersigned hereby certifies to Atrium Corporation that he, she or it is:


                 a. an "accredited investor" as that term is defined in Regulation D promulgated pursuant to the Securities Act or any successor regulation, as such provisions may be in effect on the date hereof, and is an "accredited investor" pursuant to Section of such provision; and

                 b. is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Common Stock; is aware of the limitation on the transfer of the Common Stock imposed by applicable securities laws and any limitations on transfer imposed by contracts with the Company or others; and has had access to, or been furnished with, all information about the Common Stock and the Company deemed necessary to conclude that he, she or it has the ability to bear the economic risk of the investment in the Common Stock and to afford the complete loss of such investment.

         IN WITNESS WHEREOF, the undersigned has executed this CERTIFICATION this _____ day of ________________, 199___.

For Individuals:                           For Entities:



--------------                             ------------------------------------
Signature                                  Printed Name of Entity


                                           By:
--------------                             ------------------------------------
Printed Name                                        Name:
                                                          ---------------------
                                                    Title:
                                                          ---------------------